Exhibit 99.24

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 November, 1999
           Series 1999-12, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %             6.863685
                                                      ---------------------
     Weighted average maturity                                      168.37
                                                      ---------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                                Principal
            Principal Per    Prepayments Per  Interest Per
    Class    Certificate       Certificate     Certificate   Payout Rate
    -----    -----------       -----------     -----------   -----------
     R      $ 0.00000000     $   0.00000000  $  0.00000000   % 0.00000000
     PO     $ 3.80495985     $   0.31910826  $  0.00000000   % 0.00000000
     A1     $ 3.74661257     $   0.53772800  $  5.11375288   % 6.25000006
     A2     $ 4.31588094     $   0.61943171  $  4.84426748   % 6.25000003
     A3     $ 4.19348785     $   0.60186554  $  4.90220692   % 6.25000001
     S      $ 0.00000000     $   0.00000000  $  0.32584429   % 0.41449179
     M      $ 3.74661281     $   0.00000000  $  5.11375072   % 6.24999743
     B1     $ 3.74660741     $   0.00000000  $  5.11374815   % 6.24999425
     B2     $ 3.74660900     $   0.00000000  $  5.11375433   % 6.25000187
     B3     $ 3.74661721     $   0.00000000  $  5.11375371   % 6.25000104
     B4     $ 3.74662338     $   0.00000000  $  5.11374026   % 6.24998462
     B5     $ 3.74661786     $   0.00000000  $  5.11375715   % 6.25000527

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
      1.
                       Accrual Amount
  Class
     N/A               $      N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                         $            38,087.04
                                                               -----------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:     $       180,702,245.84
                                                               -----------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 631
                                                               -----------------
        3.
      Beginning Aggregate Class  Ending Aggregate        Ending
        Certificate Principal   Class Certificate  Single Certificate
 Class         Balance          Principal Balance        Balance         Cusip
 -----         -------          -----------------        -------         -----
R     $                   0.00  $            0.00  $             0.00  36157RX42
PO    $             466,778.08  $      464,873.98  $           928.96  GEC9912PO
A1    $          12,206,580.37  $   12,160,001.20  $           978.09  36157RW92
A2    $          42,219,453.89  $   42,023,545.65  $           925.78  36157RX26
A3    $         122,359,084.56  $  121,813,931.14  $           937.03  36157RX34
S     $         164,801,104.14  $  164,062,315.66  $           939.13  GEC99012S
M     $           1,701,529.66  $    1,695,036.78  $           978.09  36157RX59
B1    $             662,742.37  $      660,213.40  $           978.09  36157RX67
B2    $             567,503.83  $      565,338.29  $           978.09  36157RX75
B3    $             661,760.53  $      659,235.31  $           978.09  36157R2K0
B4    $             378,008.61  $      376,566.16  $           978.09  36157R2L8
B5    $             284,589.84  $      283,503.87  $           978.09  36157R2M6

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number            7        Principal Balance      $   2,181,717.54
                               --------                            -------------
        2.   60-89 days
             Number            0        Principal Balance      $           0.00
                               --------                            -------------
        3.   90 days or more
             Number            0        Principal Balance      $           0.00
                               --------                            -------------
        4.   In Foreclosure
             Number            0        Principal Balance      $           0.00
                               --------                            -------------
        5.   Real Estate Owned
             Number            0        Principal Balance      $           0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $          0.00
                                                                   ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                      $   1,926,601.00
                                                                  --------------

        2.    Bankruptcy Loss Amount:                          $     100,000.00
                                                                  --------------

        3.    Fraud Loss Amount:                               $   1,926,601.00
                                                                  --------------

        4.    Certificate Interest Rate of the Class S Certificate:%0.00000000
                                                                    -----------